Supplemental Information

Columbia Property Trust, Inc. Table of Contents Introduction Executive Summary 3 Company Profile & Investor Contacts 4 Capitalization Analysis & Research Coverage 5 2020 Guidance 6 Financial Information Consolidated Balance Sheet - GAAP 7 Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures 8 Consolidated Statements of Operations - GAAP 9 Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures 10 Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) 11 Net Operating Income 12 - 13 Third-Party Management Income 14 Capital Expenditure Summary 15 Debt Overview 16 Debt Covenant Compliance 17 Debt Maturities 18 Summary of Unconsolidated Joint Ventures 19 Operational & Portfolio Information Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue 20 Property Overview - Square Feet & Occupancy 21 Occupancy Summary 22 Leasing Summary 23 Lease Expiration Schedule 24 Lease Expiration by Market 25 Top 20 Tenants & Tenant Industry Profile 26 Transaction Activity (1/1/17 - 2/12/20) 27 - 28 Development Projects 29 Additional Information Reconciliation of Net Income to Normalized Funds From Operations (NFFO) 30 Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO) 30 Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents) 31 Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO) 31 Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties 32 - 33 Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties 34 - 35 Definitions 36 Forward Looking Statements: This supplemental package contains certain statements that may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, future plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as, our business and financial strategy; our guidance and underlying assumptions; expectations on timing of completion of announced acquisitions; expectations on occupancy rates and additional growth in same store net operating income; our ability to obtain future financing; future acquisitions and dispositions of operating assets; future repurchases of common stock; and market and industry trends. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date this supplemental package is published, and which are subject to certain risks and uncertainties which could cause actual results to differ materially from those projected or anticipated. These risks and uncertainties include, without limitation: risks affecting the real estate industry and the office sector, in particular (such as the inability to enter into new leases, dependence on tenants’ financial condition, and competition from other owners of real estate); risks relating to our ability to maintain and increase property occupancy rates and rental rates; adverse economic or real estate market developments in our target markets; risks relating to the use of debt to fund acquisitions; availability and terms of financing; ability to refinance indebtedness as it comes due; sensitivity of our operations and financing arrangements to fluctuations in interest rates; reductions in asset valuations and related impairment charges; risks relating to construction, development, and redevelopment activities; risks associated with joint ventures, including disagreements with, or misconduct by, joint venture partners; risks relating to repositioning our portfolio; risks relating to reduced demand for, or over supply of, office space in our markets; risks relating to lease terminations, lease defaults, or changes in the financial condition of our tenants, particularly by a significant tenant; risks relating to acquisition and disposition activities; the ability to successfully integrate our operations and employees in connection with the acquisition of Normandy Real Estate Management (“Normandy”); the ability to realize anticipated benefits and synergies of the acquisition of Normandy; the amount of the costs, fees, expenses, and charges related to the acquisition of Normandy; risks associated with our ability to continue to qualify as a real estate investment trust (“REIT”); risks associated with possible cybersecurity attacks against us or any of our tenants; potential liability for uninsured losses and environmental contamination; potential adverse impact of market interest rates on the market price for our securities; and risks associated with our dependence on key personnel whose continued service is not guaranteed. We do not intend to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. For additional risks and uncertainties that may cause actual results to differ from expectation, see our Annual Report on Form 10-K for the year ended December 31, 2019 and subsequently filed periodic reports. On the Cover: 201 California, San Francisco. Supplemental Information - Q4 2019 2

Columbia Property Trust, Inc. Q4 2019 Executive Summary Financial Highlights & Guidance: • For the fourth quarter of 2019, net loss per diluted share was $(0.19) (page 9), Normalized FFO (NFFO)(1) per diluted share was $0.34 (page 11), cash flows from operations were $33.4 million (page 30), Adjusted FFO (AFFO)(1) was $2.6 million (page 11), and same store net operating income (based on cash rents) increased 3.8% (page 12). • For 2019, net income per diluted share was $0.08 (page 9), Normalized FFO (NFFO)(1) per diluted share was $1.50 (page 11), cash flows from operations were $137.4 million (page 30), Adjusted FFO (AFFO)(1) was $104.3 million (page 11), and same store net operating income (based on cash rents) increased 7.6% (page 13). • We are updating 2020 guidance for net income in a range of $0.28 to $0.31 per diluted share, and for NFFO in a range of $1.46 to $1.51. See page 6 for more information regarding our guidance. E Transactional and Operational Highlights: • On January 24, 2020, we acquired Normandy Real Estate Management, a leading developer, operator, and investment manager of office and mixed-use assets in New York; Boston; and Washington, D.C. for $100 million payable in a combination of cash ($13.5 million) and equity (3,264,151 Convertible, Preferred Units with a liquidation preference of $26.50 per unit). • In December 2019, we acquired a 92.5% interest in 101 Franklin Street through a joint venture. 101 Franklin Street is a 16-story, 235,000-square-foot office building in Manhattan that will be fully redeveloped, and was acquired by the joint venture for $205.5 million. We also acquired 201 California Street, a 17-story, 252,000-square-foot office tower in San Francisco that is 99% leased to 34 tenants, for $238.9 million. • In January 2020, we sold Cranberry Woods Drive in Pittsburgh for a gross sale price of $180.0 million. • As of December 31, 2019, our portfolio is 97.1% leased and 96.0% occupied (page 21). We leased 418,000 square feet during the quarter with positive GAAP and cash rent releasing spreads of 52.0% and 20.0%, respectively (page 23), including a renewal lease with Pershing for 330,000 square feet at 95 Columbus in Jersey City. Capital Structure: • As of December 31, 2019, our net debt (2) to real estate asset ratio was 34.8%, with no mortgage debt on any of our consolidated properties (page 16). • During the fourth quarter, we repurchased $33.5 million of common stock (page 5). • We paid quarterly dividends of $0.21 per share ($0.84 annualized), which represents a $0.01 per share, or 5.0%, increase from the prior quarter (page 5). (1) For definitions and reconciliations of these non-GAAP financial metrics see pages 30 - 36. (2) Net debt is calculated by reducing our debt balance for cash on hand. Supplemental Information – Q4 2019 3

Columbia Property Trust, Inc.

Company Profile & Investor Contacts

Company Overview

Columbia Property Trust (NYSE: CXP) creates value through owning, operating and developing Class-A office buildings in high-barrier U.S. office markets, primarily New York, San Francisco, and Washington D.C. Columbia is deeply experienced in transactions, asset management and repositioning, leasing, and property management. It employs these competencies to grow value across its high-quality, well-leased portfolio of 17 operating properties that contain over seven million rentable square feet, as well as three properties under development or redevelopment. Columbia has investment-grade ratings from both Moody's and S&P Global Ratings. For more information, please visit www.columbia.reit.

When evaluating the Company's performance and capital resources, management considers the financial impact of investments held directly and through subsidiaries. This report includes financial and operating information of our wholly-owned investments, and of our proportional interests in investments owned through consolidated and unconsolidated subsidiaries as appropriate. We calculate Funds From Operations ("FFO") based on amounts attributable to our common stockholders, which includes earnings from investments owned directly, and our proportional share of earnings from investments owned through consolidated and unconsolidated subsidiaries. We recognize that proportional financial data may not depict all of the legal and economic implications of our interests in partially owned subsidiaries.

Executive and Senior Management

E. Nelson Mills
Chief Executive Officer,
President and Director

James A. Fleming
Executive Vice President
Chief Financial Officer

Jeffrey K. Gronning
Chief Investment Officer

Gavin Evans
Executive Vice President
Acquisitions

Kevin A. Hoover
Executive Vice President
Portfolio Management

David T. Cheikin
Senior Vice President
Asset Management and Leasing

David S. Dowdney
Senior Vice President
West Coast

Travis W. Feehan
Senior Vice President
Asset Management

Wendy W. Gill
Senior Vice President
Chief Accounting Officer

Patrick J. Keeley
Senior Vice President
Asset Management

Stephen K. Smith
Senior Vice President
Property Management

Amy C. Tabb
Senior Vice President
Business Development

Paul H. Teti
Senior Vice President
Asset Management and Leasing

Stephen P. Trapp
Senior Vice President
Construction

Elka L. Wilson
Senior Vice President
Corporate Operations

Board of Directors

Carmen M. Bowser
Independent Director

John L. Dixon
Independent Director
Chairman

David B. Henry
Independent Director

Murray J. McCabe
Independent Director

E. Nelson Mills
Chief Executive Officer
President

Constance B. Moore
Independent Director

Michael S. Robb
Independent Director

George W. Sands
Independent Director

Thomas G. Wattles
Independent Director

Investor Relations

James A. Fleming
Executive Vice President & Chief Financial Officer
T 404-465-2126
E Jim.Fleming@columbia.reit

Matt W. Stover
Senior Director - Finance & Investor Relations
T 404-465-2227
E Matt.Stover@columbia.reit

Shareholder Services

T 855-347-0042 (toll free)
F 816-701-7629
E shareholders@columbia.reit

Corporate Counsel

King & Spalding LLP
1180 Peachtree Street
Atlanta, GA 30309
T 404-572-4600
www.kslaw.com

Supplemental Information - Q4 2019 4

Columbia Property Trust, Inc.

Capitalization Analysis & Research Coverage

Unaudited ($ & shares in thousands except for per-share data and percentages)

	Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Common Stock Data					
Weighted-Average Shares Outstanding - Basic	115,557	116,522	116,509	116,462	116,853
Weighted-Average Shares Outstanding - Diluted	115,802	116,821	116,823	116,880	117,359
High Closing Price	$21.23	$22.06	$23.05	$23.09	$23.53
Low Closing Price	$20.03	$20.70	$20.57	$18.73	$18.13
Average Closing Price	$20.51	$21.33	$22.18	$21.62	$21.42
Closing Price (as of period end)	$20.91	$21.15	$20.74	$22.51	$19.35
Dividends / Share (annualized)	$0.84	$0.80	$0.80	$0.80	$0.80
Dividend Yield (annualized) (1)	4.0%	3.8%	3.9%	3.6%	4.1%
Common Shares Outstanding (1)	115,281	116,909	116,909	116,880	116,698
Market Value of Common Shares (1)	$2,410,526	$2,472,625	$2,424,693	$2,630,969	$2,258,106
Total Market Capitalization (1) (2)	$4,116,536	$3,842,256	$3,840,019	$4,230,949	$3,806,089
Common Stock Repurchases					
Shares Purchased	1,616	-	-	-	1,286
Weighted-Average Price Per Share	$20.72	-	-	-	$22.32
Total Value of Shares Purchased	$33,484	-	-	-	$28,705

Equity Research Coverage

BMO Capital Markets Inc.
John P. Kim
212-885-4115

Evercore ISI
Sheila McGrath
212-497-0882

Goldman Sachs
Rick Skidmore
801-741-5459

Morgan Stanley
Vikram Malhotra
212-761-7064

SunTrust Robinson Humphrey
Michael R. Lewis
212-319-5659

Debt Research Coverage

J.P. Morgan Securities
Mark Streeter
212-834-5086

Wells Fargo
Thierry Perrein
704-410-3262

Rating Agencies

Moody's Investor Services
Lori Marks
212-553-1098

S&P Global Ratings
Fernanda Hernandez
212-438-1347

(1) Based on closing price and ending shares for the last trading day of quarter.
(2) Market value of shares plus gross debt as of quarter end.

Supplemental Information - Q4 2019 5

Columbia Property Trust, Inc. 2020 Guidance Unaudited Twelve Months Ending 12/31/2020 Per share Low High Net income $0.28 $0.31 Real estate depreciation & amortization 1.18 1.20 Funds From Operations $1.46 $1.51 Normalized Funds From Operations $1.46 $1.51 2020 Portfolio Assumptions l Same Store NOI - Cash 9% - 11% l Leased percentage at year end: 95% - 97% l G&A expense - corporate $35M - $37M l Weighted-average common shares & units outstanding - diluted: 118M Investor Conference Call and Webcast: The Company will host a conference call and live audio webcast, both open for the general public to hear, on Thursday, February 13, 2020, at 5:00 p.m. ET to discuss financial results and business highlights. The number to call for this interactive teleconference is (647) 689-6598 and entering the conference ID, 3682145. A replay of the conference call will be available through February 20, 2020, by dialing (416) 621-4642 and entering the conference ID, 3682145. A webcast of the call will also be available at the company's website, www.columbia.reit. NOTE: These estimates reflect management's view of current market conditions and incorporate certain economic and operational assumptions and projections. This annual guidance includes the continued repositioning of the portfolio based on the above assumptions. Actual results could differ from these estimates. Note that individual quarters may fluctuate on both a cash basis and a GAAP basis due to the timing of dispositions, lease commencements and expirations, the timing of repairs and maintenance, capital expenditures, capital markets activities and one-time revenue or expense events. In addition, the Company's guidance is based on information available to management as of the date of this release. See "Forward Looking Statements" on page 2. Supplemental Information - Q4 2019 6

Columbia Property Trust, Inc.

Consolidated Balance Sheet - GAAP

Unaudited (in thousands)

	As of Period End				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Assets:					
Real estate assets, at cost:					
Land (1)	$ 870,352	$ 803,986	$ 803,986	$ 803,986	$ 817,975
Buildings and improvements (1)	2,000,455	1,937,772	2,180,244	2,167,907	2,313,396
Buildings and improvements, accumulated depreciation	(281,248)	(344,037)	(395,250)	(375,981)	(403,355)
Intangible lease asset	119,684	107,069	138,888	139,057	183,421
Intangible lease asset, accumulated amortization	(58,659)	(56,343)	(78,234)	(74,807)	(84,881)
Construction in progress (1)	53,621	33,663	39,893	37,772	33,800
Real estate assets held for sale	295,499	-	-	202,294	-
Real estate assets held for sale, accumulated depreciation	(80,543)	-	-	(56,948)	-
Total real estate assets	**$ 2,919,161**	**$ 2,482,110**	**$ 2,689,527**	**$ 2,843,280**	**$ 2,860,356**
Operating lease assets	29,470	29,710	63,563	63,829	-
Investment in unconsolidated joint ventures (page 8)	1,054,460	1,058,570	1,064,648	1,067,905	1,071,353
Cash and cash equivalents	12,303	147,485	11,981	18,551	17,118
Tenant receivables, net of allowance for doubtful accounts	2,464	2,474	2,904	3,760	3,258
Straight line rent receivable	77,330	87,076	87,190	83,828	87,159
Prepaid expenses and other assets	21,484	33,404	37,420	31,520	23,218
Intangible lease origination costs	61,702	56,147	91,744	91,812	99,440
Intangible lease origination costs, accumulated amortization	(33,731)	(32,630)	(62,124)	(60,186)	(65,348)
Deferred lease costs	93,117	86,520	81,792	81,257	105,174
Deferred lease costs, accumulated amortization	(16,732)	(25,065)	(23,850)	(22,325)	(27,735)
Other assets held for sale	34,139	-	-	34,091	-
Other assets held for sale, accumulated amortization	(10,222)	-	-	(13,593)	-
Total assets	**$ 4,244,945**	**$ 3,925,801**	**$ 4,044,795**	**$ 4,223,729**	**$ 4,173,993**
Liabilities:					
Line of credit and notes payable	$ 784,000	$ 450,000	$ 497,000	$ 683,000	$ 632,000
Bonds payable	700,000	700,000	700,000	700,000	700,000
Discount and fees on notes and bonds payable	(6,760)	(7,110)	(7,461)	(7,808)	(8,154)
Operating lease liabilities	2,186	2,335	34,684	34,738	-
Accounts payable, accrued expenses, and accrued capital expenditures	70,845	53,281	43,403	37,962	49,117
Distributions payable	24,209	-	-	-	23,340
Deferred income	16,955	14,772	16,296	16,943	15,593
Intangible lease liabilities	36,966	28,902	42,350	42,351	42,847
Intangible lease liabilities, accumulated amortization	(15,127)	(13,913)	(24,208)	(22,812)	(21,766)
Liabilities held for sale	3,054	-	-	20,871	-
Liabilities held for sale, accumulated amortization	-	-	-	(380)	-
Total liabilities	**$ 1,616,328**	**$ 1,228,267**	**$ 1,302,064**	**$ 1,504,865**	**$ 1,432,977**
Equity:					
Common stock	$ 1,153	$ 1,169	$ 1,169	$ 1,169	$ 1,167
Additional paid in capital	4,392,322	4,424,372	4,422,833	4,420,727	4,421,587
Cumulative distributions in excess of earnings	(1,769,234)	(1,723,248)	(1,679,580)	(1,703,945)	(1,684,082)
Other comprehensive loss	(1,101)	(4,759)	(1,691)	913	2,344
Total Columbia Property Trust, Inc. stockholders' equity	**$ 2,623,140**	**$ 2,697,534**	**$ 2,742,731**	**$ 2,718,864**	**$ 2,741,016**
Noncontrolling interest in consolidated joint venture	5,477	-	-	-	-
Total equity	**$ 2,628,617**	**$ 2,697,534**	**$ 2,742,731**	**$ 2,718,864**	**$ 2,741,016**
Total liabilities and equity	**$ 4,244,945**	**$ 3,925,801**	**$ 4,044,795**	**$ 4,223,729**	**$ 4,173,993**

(1) As of December 31, 2019, the following amounts relate to the redevelopment of the 149 Madison and 101 Franklin, respectively: $59.1 million and $57.1 million in land, $29.0 million and $149.4 million in buildings and improvements, and $22.4 million and $2.3 million in construction in progress.

Supplemental Information - Q4 2019 7

Columbia Property Trust, Inc.

Elements of Pro-Rata Balance Sheet - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands)

	As of Period End				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Assets:					
Real estate assets, at cost:					
Land (2)	$ 297,785	$ 297,785	$ 297,785	$ 297,785	$ 297,785
Buildings and improvements	778,459	777,709	775,829	771,200	769,984
Buildings and improvements, accumulated depreciation	(79,491)	(73,365)	(67,071)	(60,705)	(54,440)
Intangible lease asset	41,944	41,944	41,944	41,944	43,163
Intangible lease asset, accumulated amortization	(13,716)	(12,483)	(11,249)	(10,014)	(9,694)
Construction in progress (2)	29,291	24,408	18,807	16,795	12,965
Total real estate assets	**$ 1,054,272**	**$ 1,055,998**	**$ 1,056,045**	**$ 1,057,005**	**$ 1,059,763**
Operating lease assets	59,746	60,577	61,407	62,237	-
Cash and cash equivalents	23,755	20,994	23,453	22,815	23,666
Tenant receivables, net of allowance for doubtful accounts	1,473	1,315	866	1,231	911
Straight line rent receivable	22,456	21,778	20,913	20,327	19,437
Prepaid expenses and other assets	4,314	3,627	4,962	2,941	4,008
Intangible lease origination costs	30,240	30,240	30,240	30,240	30,423
Intangible lease origination costs, accumulated amortization	(9,821)	(8,988)	(8,155)	(7,321)	(6,593)
Deferred lease costs	23,825	23,332	22,659	21,953	21,271
Deferred lease costs, accumulated amortization	(7,151)	(6,568)	(6,035)	(5,440)	(4,960)
Total assets	**$ 1,203,109**	**$ 1,202,305**	**$ 1,206,355**	**$ 1,205,988**	**$ 1,147,926**
Liabilities:					
Line of credit and notes payable	$ 222,010	$ 219,631	$ 218,326	$ 216,980	$ 215,983
Fees on notes payable	(1,816)	(2,069)	(2,322)	(2,574)	(2,827)
Operating lease liabilities	166,615	166,046	165,476	164,907	-
Accounts payable, accrued expenses, and accrued capital expenditures	13,392	12,710	12,992	12,142	36,163
Deferred income	6,276	4,859	4,332	3,388	4,311
Intangible lease liabilities	34,177	34,177	34,177	34,177	116,422
Intangible lease liabilities, accumulated amortization	(12,721)	(11,724)	(10,727)	(9,730)	(11,441)
Total liabilities	**$ 427,933**	**$ 423,630**	**$ 422,254**	**$ 419,290**	**$ 358,611**
Total equity	**$ 775,176**	**$ 778,675**	**$ 784,101**	**$ 786,698**	**$ 789,315**

Total equity	**$ 775,176**	**$ 778,675**	**$ 784,101**	**$ 786,698**	**$ 789,315**
Basis differences, net of $9,864 of accumulated amortization (3)	279,284	279,895	280,547	281,207	282,038
Investment in unconsolidated joint ventures (page 7)	**$ 1,054,460**	**$ 1,058,570**	**$ 1,064,648**	**$ 1,067,905**	**$ 1,071,353**

(1) Reflects CXP's ownership share of assets and liabilities for properties held in unconsolidated joint ventures (see page 19).
(2) As of December 31, 2019, the following amounts relate to the development of the 799 Broadway property: $72.6 million in land and $25.8 million in construction in progress.
(3) Reflects differences between historical costs recorded at the joint venture level and CXP's investment in the joint ventures. Basis differences result from differences in the timing of acquisition of interests in the joint venture, and formation costs incurred by CXP, and are amortized to income (loss) from unconsolidated joint ventures over the life of the related asset or liability.

Supplemental Information - Q4 2019 8

Columbia Property Trust, Inc.

Consolidated Statements of Operations - GAAP

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Revenues:							
Lease revenues (1)	$ 276,149	$ 283,252	$ 65,723	$ 68,963	$ 69,601	$ 71,862	$ 71,746
Asset & property management fee income	7,544	7,384	1,863	1,914	1,898	1,869	1,982
Other property income (2)	5,144	7,307	1,139	1,072	1,231	1,702	1,795
Total revenues	**$ 288,837**	**$ 297,943**	**$ 68,725**	**$ 71,949**	**$ 72,730**	**$ 75,433**	**$ 75,523**
Operating expenses:							
Property operating costs	93,275	88,813	23,305	23,147	22,586	24,237	22,301
Asset and property management fee expense	629	854	108	102	164	255	235
Depreciation	78,292	81,795	18,780	19,773	19,335	20,404	20,401
Amortization	27,908	32,554	5,856	7,485	7,106	7,461	7,995
Impairment loss on real estate assets	43,941	30,812	20,577	23,364	-	-	-
General and administrative - corporate	32,779	32,979	9,072	7,103	8,180	8,424	8,600
General and administrative - unconsolidated joint ventures	3,567	3,108	1,081	839	838	809	895
Pre-acquisition costs	6,398	-	3,961	2,437	-	-	-
Total operating expenses	**$ 286,789**	**$ 270,915**	**$ 82,740**	**$ 84,250**	**$ 58,209**	**$ 61,590**	**$ 60,427**
Other income (expense):							
Interest expense	(43,170)	(49,628)	(9,889)	(10,289)	(10,897)	(12,095)	(11,768)
Capital lease obligation interest expense	-	(6,871)	-	-	-	-	(1,471)
Development authority bond income	-	6,871	-	-	-	-	1,471
Interest and other income	173	23	172	-	-	1	3
Gain on sale of unconsolidated joint venture interests	-	762	-	-	-	-	-
Gain (loss) on extinguishment of debt	-	23,340	-	-	-	-	(373)
Income tax expense	(21)	(37)	(3)	(2)	(9)	(7)	(21)
Income (loss) from unconsolidated joint ventures (p. 10)	8,004	8,003	1,825	2,194	2,214	1,771	2,066
Gain on sale of real estate assets	42,030	-	-	112	41,918	-	-
Total other income (expense)	**$ 7,016**	**$ (17,537)**	**$ (7,895)**	**$ (7,985)**	**$ 33,226**	**$ (10,330)**	**$ (10,093)**
Net income (loss)	**$ 9,064**	**$ 9,491**	**$ (21,910)**	**$ (20,286)**	**$ 47,747**	**$ 3,513**	**$ 5,003**
Less: Net loss attributable to non-controlling interest in consolidated joint venture	133	-	133	-	-	-	-
Net income (loss) attributable to CXP stockholders	**$ 9,197**	**$ 9,491**	**$ (21,777)**	**$ (20,286)**	**$ 47,747**	**$ 3,513**	**$ 5,003**
Weighted-average common shares outstanding - basic	116,261	117,888	115,557	116,522	116,509	116,462	116,853
Net income (loss) per share - basic	**$ 0.08**	**$ 0.08**	**$ (0.19)**	**$ (0.17)**	**$ 0.41**	**$ 0.03**	**$ 0.04**
Weighted-average common shares outstanding - diluted	116,458	118,311	115,802	116,821	116,823	116,880	117,359
Net income (loss) per share - diluted	**$ 0.08**	**$ 0.08**	**$ (0.19)**	**$ (0.17)**	**$ 0.41**	**$ 0.03**	**$ 0.04**

(1) Lease revenues include base rent and tenant reimbursements; and lease termination income of $0.3 million for Q3 '19, and $0.2 million for Q2 '19.
(2) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements.

Supplemental Information - Q4 2019 9

Columbia Property Trust, Inc.

Elements of Pro-Rata Statement of Operations - CXP's Interest in Unconsolidated Joint Ventures (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Revenues:							
Lease revenues (2)	$ 114,944	$ 112,391	$ 29,080	$ 28,727	$ 28,592	$ 28,545	$ 28,441
Other property income (3)	-	132	-	-	-	-	68
Total revenues	**$ 114,944**	**$ 112,523**	**$ 29,080**	**$ 28,727**	**$ 28,592**	**$ 28,545**	**$ 28,509**
Operating expenses:							
Property operating costs	45,026	41,617	11,822	11,166	11,134	10,904	10,797
Asset and property management fee expense	4,288	4,179	1,079	1,066	1,075	1,068	1,049
Depreciation	34,196	33,543	8,607	8,548	8,492	8,549	8,442
Amortization	16,421	17,842	4,006	4,026	4,010	4,379	4,228
General and administrative	292	578	80	77	26	109	270
Total operating expenses	**$ 100,223**	**$ 97,759**	**$ 25,594**	**$ 24,883**	**$ 24,737**	**$ 25,009**	**$ 24,786**
Other income (expense):							
Interest expense	(6,836)	(6,838)	(1,709)	(1,709)	(1,709)	(1,709)	(1,709)
Loss on interest rate cap	(124)	-	(1)	(4)	(2)	(117)	-
Interest and other income	268	102	56	70	74	68	59
Total other income (expense)	**$ (6,692)**	**$ (6,736)**	**$ (1,654)**	**$ (1,643)**	**$ (1,637)**	**$ (1,758)**	**$ (1,650)**
Income (loss) before income tax expense	**$ 8,029**	**$ 8,028**	**$ 1,832**	**$ 2,201**	**$ 2,218**	**$ 1,778**	**$ 2,073**
Income tax benefit (expense)	(25)	(25)	(7)	(7)	(4)	(7)	(7)
Income (loss) from unconsolidated joint ventures	**$ 8,004**	**$ 8,003**	**$ 1,825**	**$ 2,194**	**$ 2,214**	**$ 1,771**	**$ 2,066**

(1) Reflects CXP's ownership share of revenues, expenses and amortization of basis differences (see page 8, footnote 3) for properties held in unconsolidated joint ventures (see page 19).

(2) Lease revenues include base rent and tenant reimbursements.

(3) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements.

Supplemental Information - Q4 2019 10

Columbia Property Trust, Inc.

Normalized Funds From Operations (NFFO) & Adjusted Funds From Operations (AFFO) (1)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net Operating Income (based on GAAP rents)	$ 257,034	$ 271,499	$ 60,634	$ 64,282	$ 65,472	$ 66,646	$ 68,638
Non-cash carrying costs for Shuman Boulevard (2)	-	2,063	-	-	-	-	-
Asset and property management fee income	7,544	7,384	1,863	1,914	1,898	1,869	1,982
General and administrative - corporate	(32,779)	(32,979)	(9,072)	(7,103)	(8,180)	(8,424)	(8,600)
General and administrative - unconsolidated joint ventures	(3,567)	(3,108)	(1,081)	(839)	(838)	(809)	(895)
Interest expense (net)	(42,997)	(56,477)	(9,717)	(10,289)	(10,897)	(12,094)	(13,236)
Interest income from development authority bonds	-	6,871	-	-	-	-	1,471
Income tax expense	(21)	(37)	(3)	(2)	(9)	(7)	(21)
Adjustments included in income (loss) from unconsolidated joint ventures	(10,893)	(11,226)	(2,739)	(2,724)	(2,672)	(2,758)	(2,899)
Normalized FFO	$ 174,321	$ 183,990	$ 39,885	$ 45,239	$ 44,774	$ 44,423	$ 46,440
Normalized FFO per share (basic)	$ 1.50	$ 1.56	$ 0.35	$ 0.39	$ 0.38	$ 0.38	$ 0.40
Normalized FFO per share (diluted)	$ 1.50	$ 1.56	$ 0.34	$ 0.39	$ 0.38	$ 0.38	$ 0.40
Net Operating Income (based on cash rents)	$ 231,747	$ 231,601	$ 54,878	$ 58,996	$ 59,019	$ 58,854	$ 61,669
Non-cash carrying costs for Shuman Boulevard (2)	-	2,063	-	-	-	-	-
Asset and property management fee income	7,544	7,384	1,863	1,914	1,898	1,869	1,982
General and administrative - corporate	(32,779)	(32,979)	(9,072)	(7,103)	(8,180)	(8,424)	(8,600)
General and administrative - unconsolidated joint ventures	(3,567)	(3,108)	(1,081)	(839)	(838)	(809)	(895)
Non-cash operating lease expense in G&A	(120)	-	(30)	(30)	(30)	(30)	-
Stock based compensation expense in G&A (3)	6,622	6,966	1,445	1,536	2,102	1,539	1,614
Straight-line rent receivable write-off in G&A (4)	-	350	-	-	-	-	-
Interest expense - cash (net)	(40,435)	(46,501)	(9,077)	(9,648)	(10,256)	(11,454)	(11,088)
Income tax expense	(21)	(37)	(3)	(2)	(9)	(7)	(21)
Adjustments included in income (loss) from unconsolidated joint ventures	(12,492)	(12,775)	(3,138)	(3,125)	(3,071)	(3,158)	(3,273)
Maintenance capital (5) (6)	(52,221)	(23,824)	(33,205)	(6,991)	(2,310)	(9,715)	(3,128)
AFFO	$ 104,278	$ 129,140	$ 2,580	$ 34,708	$ 38,325	$ 28,665	$ 38,260
Weighted-average common shares outstanding - basic	116,261	117,888	115,557	116,522	116,509	116,462	116,853
Weighted-average common shares outstanding - diluted	116,458	118,311	115,802	116,821	116,823	116,880	117,359

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(2) The OfficeMax lease expired in May 2017, and the non-recourse mortgage note matured in July 2017. The property was transferred to the lender on April 13, 2018 in settlement of the loan principal, accrued interest expense and accrued property operating expenses.

(3) This item represents the noncash impact of compensation expense related to stock grants under our 2013 Long-Term Incentive Plan within general and administrative expense.

(4) Includes adjustments for straight-line rent related to lease terminations within general and administrative expense.

(5) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.

(6) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q4 2019 11

Columbia Property Trust, Inc.

Net Operating Income - Quarterly (1)

Unaudited (in thousands)

	Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net Operating Income (based on GAAP rents)					
Revenues:					
Lease Revenues (2)	$ 64,426	$ 62,265	$ 61,931	$ 60,805	$ 61,224
Other Property Income (3)	1,139	1,071	1,186	1,537	1,235
Total Revenues	**$ 65,565**	**$ 63,336**	**$ 63,117**	**$ 62,342**	**$ 62,459**
Total Operating Expenses	**(23,042)**	**(22,189)**	**(21,156)**	**(21,421)**	**(20,980)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (4)	**$ 42,523**	**$ 41,147**	**$ 41,961**	**$ 40,921**	**$ 41,479**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (5)	**$ 17,243**	**$ 17,534**	**$ 17,459**	**$ 17,719**	**$ 17,701**
Same Store NOI (based on GAAP rents)	**$ 59,766**	**$ 58,681**	**$ 59,420**	**$ 58,640**	**$ 59,180**
Net Operating Income from:					
Acquisitions (6)	777	(39)	(67)	(145)	(67)
Dispositions (7)	91	5,640	6,119	8,151	9,525
Net Operating Income (based on GAAP rents)	**$ 60,634**	**$ 64,282**	**$ 65,472**	**$ 66,646**	**$ 68,638**
Net Operating Income (based on cash rents)					
Revenues:					
Lease Revenues (2)	$ 60,846	$ 58,897	$ 57,137	$ 54,890	$ 56,563
Other Property Income (3)	1,139	1,071	1,186	1,537	1,235
Total Revenues	**$ 61,985**	**$ 59,968**	**$ 58,323**	**$ 56,427**	**$ 57,798**
Total Operating Expenses	**(22,918)**	**(22,067)**	**(21,035)**	**(21,301)**	**(20,860)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (4)	**$ 39,067**	**$ 37,901**	**$ 37,288**	**$ 35,126**	**$ 36,938**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (5)	**$ 15,211**	**$ 15,308**	**$ 15,478**	**$ 15,425**	**$ 15,353**
Same Store NOI (based on cash rents)	**$ 54,278**	**$ 53,209**	**$ 52,766**	**$ 50,551**	**$ 52,291**
Same Store NOI - % Change (same quarter prior year)	**3.8%**				
Net Operating Income from:					
Acquisitions (6)	509	(39)	(67)	(145)	(66)
Dispositions (7)	91	5,826	6,320	8,448	9,444
Net Operating Income (based on cash rents)	**$ 54,878**	**$ 58,996**	**$ 59,019**	**$ 58,854**	**$ 61,669**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.

(2) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 ’19).

(3) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

(5) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(6) Reflects activity for the following property acquired since October 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5%), and 201 California Street.

(7) Reflects activity for the following properties sold since October 1, 2018, for all periods presented: Lindbergh Center and One & Three Glenlake.

Supplemental Information - Q4 2019 12

Columbia Property Trust, Inc.

Net Operating Income - Year to Date (1)

Unaudited (in thousands)

	Twelve Months Ended	
	12/31/2019	12/31/2018
Net Operating Income (based on GAAP rents)		
Revenues:		
Lease Revenues (2)	$ 249,423	$ 236,353
Other Property Income (3)	4,933	5,097
Total Revenues	**$ 254,356**	**$ 241,450**
Total Operating Expenses	**(87,808)**	**(82,048)**
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (4)	**$ 166,548**	**$ 159,402**
Same Store Net Operating Income (based on GAAP rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (5)	**$ 69,957**	**$ 69,350**
Same Store NOI (based on GAAP rents)	**$ 236,505**	**$ 228,752**
Net Operating Income from:		
Acquisitions (6)	529	(66)
Dispositions (7) (8)	20,000	42,813
Net Operating Income (based on GAAP rents)	**$ 257,034**	**$ 271,499**
Net Operating Income (based on cash rents)		
Revenues:		
Lease Revenues (2)	$ 231,768	$ 213,444
Other Property Income (3)	4,933	5,097
Total Revenues	**$ 236,701**	**$ 218,541**
Total Operating Expenses	**(87,319)**	**(81,562)**
Same Store Net Operating Income (based on cash rents) wholly-owned properties (4)	**$ 149,382**	**$ 136,979**
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (5)	**$ 61,422**	**$ 58,887**
Same Store NOI (based on cash rents)	**$ 210,804**	**$ 195,866**
Same Store NOI - % Change (same period prior year)	**7.6%**	
Net Operating Income from:		
Acquisitions (6)	261	(66)
Dispositions (7) (8)	20,682	35,801
Net Operating Income (based on cash rents)	**$ 231,747**	**$ 231,601**

(1) For definitions and reconciliations of these non-GAAP financial metrics, see pages 30 - 36.
(2) Lease revenues include base rent and tenant reimbursements; and lease termination income (beginning Q2 '19).
(3) Other property income includes lease termination income (through Q1 '19), cafeteria revenue, fitness center revenue, and management fee reimbursements.
(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.
(5) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).
(6) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5% share), and 201 California Street.
(7) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share).
(8) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018.

Supplemental Information - Q4 2019 13

Columbia Property Trust, Inc.

Third-Party Management Income

Unaudited (in thousands)

Income earned from managing the following properties, in which CXP owns interests through unconsolidated joint ventures at the following percentages as of 12/31/19: Market Square - 51%, University Circle - 55%, 333 Market Street - 55% and 1800 M Street - 55%.

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
JV Total:							
Asset and property management fee income (page 9) (1)	$ 7,544	$ 7,384	$ 1,863	1,914	1,898	1,869	1,982
General and administrative - unconsolidated joint ventures (page 9)	(3,567)	(3,108)	(1,081)	(839)	(838)	(809)	(895)
Subtotal	**$ 3,977**	**$ 4,276**	**$ 782**	**$ 1,075**	**$ 1,060**	**$ 1,060**	**$ 1,087**
Less CXP Share:							
Asset and property management fee income	$ 4,066	$ 3,987	$ 1,003	$ 1,033	$ 1,023	$ 1,008	$ 1,070
General and administrative - unconsolidated joint ventures	(1,890)	(1,689)	(573)	(443)	(440)	(434)	(480)
Subtotal	**$ 2,176**	**$ 2,298**	**$ 430**	**$ 590**	**$ 583**	**$ 574**	**$ 590**
JV Partner's Share:							
Asset and property management fee income	$ 3,478	$ 3,397	$ 860	$ 881	$ 875	$ 861	$ 912
General and administrative - unconsolidated joint ventures	(1,677)	(1,419)	(508)	(396)	(398)	(375)	(415)
Total - Third-Party Management Income	**$ 1,801**	**$ 1,978**	**$ 352**	**$ 485**	**$ 477**	**$ 486**	**$ 497**

(1) Includes non-recurring leasing fees.

Supplemental Information - Q4 2019 14

Columbia Property Trust, Inc.

Capital Expenditure Summary (1)

Unaudited ($ in thousands)

Capital Expenditures	Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Maintenance					
Building Capital	$ 1,974	$ 1,701	$ 1,626	$ 997	$ 2,548
Tenant Improvements	2,991	973	182	13,563 (2)	(2,150)
Leasing Commissions	15,632	2,223	425	489	2,841
Other Leasing Costs (3)	12,608	2,094	77	(5,334)	(111)
Total - Maintenance	**$ 33,205**	**$ 6,991**	**$ 2,310**	**$ 9,715**	**$ 3,128**
Investment					
Building Capital	$ 5,690	$ 3,537	$ 5,685	$ 4,451	$ 3,548
Tenant Improvements	6,706	4,737	7,996	4,740	6,229
Leasing Commissions	229	1,794	1,058	1,047	7,749
Other Leasing Costs (3)	(290)	838	(63)	450	(85)
Development Projects (see page 29)					
149 Madison Avenue (4)	5,709	4,857	1,665	2,204	5,366
799 Broadway (5)	4,644	5,732	3,932	2,933	6,119
101 Franklin	2,194	-	-	-	-
Total - Investment	**$ 24,882**	**$ 21,495**	**$ 20,273**	**$ 15,825**	**$ 28,926**
Maintenance & Investment					
Building Capital	$ 7,664	$ 5,238	$ 7,311	$ 5,448	$ 6,096
Tenant Improvements	9,697	5,710	8,178	18,303	4,079
Leasing Commissions	15,861	4,017	1,483	1,536	10,590
Other Leasing Costs (3)	12,318	2,932	14	(4,884)	(196)
Development Projects	12,547	10,589	5,597	5,137	11,485
Total - Maintenance & Investment	**$ 58,087**	**$ 28,486**	**$ 22,583**	**$ 25,540**	**$ 32,054**

(1) Includes CXP's ownership share of capital expenditures for properties held in joint ventures.

(2) Excludes $13.4 million of accrued tenant improvements that reduced the sale price of Glenlake Parkway, which was sold on April 15, 2019.

(3) Tenant allowances that cover soft costs are accrued as Other Leasing Costs at lease execution. If used to fund hard costs, they are reclassified to Tenant Improvements as incurred.

(4) Amounts include capitalized interest of $0.9 million, $0.9 million, $0.9 million, $0.8 million, and $0.9 million, respectively.

(5) Amounts include capitalized interest of $1.1 million, $1.1 million, $1.1 million, $1.0 million and $1.2 million, respectively.

NOTE: See page 36 of this supplemental report for a description of Maintenance and Investment Capital.

Supplemental Information - Q4 2019 15

Columbia Property Trust, Inc.

Debt Overview

Unaudited ($ in thousands) (at 12/31/2019)

Debt Instrument - Secured	Maturity	Rate	Rate Type	Balance	% of Total Debt
Mortgage Debt - Unconsolidated JV					
799 Broadway - Construction Loan	October-21	LIBOR + 425 bps	Floating	$ 56,260 (1)	3.3%
Market Square	July-23	5.07%	Fixed	165,750 (2)	9.7%
Weighted Average / Secured - Mortgage Notes	**3.1 Years**	**5.32%**		**$ 222,010**	**13.0%**
Debt Instrument - Unsecured	**Maturity**	**Rate**	**Rate Type**	**Balance**	**% of Total Debt**
Bank Facilities					
$150 Million Term Loan	July-22	3.07%	Fixed (3)	$ 150,000	8.8%
$650 Million Revolving Credit Facility	January-23	LIBOR + 90 bps	Floating (4)	334,000	19.6%
$300 Million Term Loan	January-24	2.55%	Fixed (5)	300,000	17.6%
Weighted Average / Bank Facilities	**3.4 Years**	**2.58%**		**$ 784,000**	**46.0%**
Bonds					
$350 Million @ 4.150%	April-25	4.15%	Fixed	$ 350,000	20.5%
$350 Million @ 3.650%	August-26	3.65%	Fixed	350,000	20.5%
Weighted Average / Bonds	**5.9 Years**	**3.90%**		**$ 700,000**	**41.0%**
Weighted Average / Unsecured	**4.6 Years**	**3.20%**		**$ 1,484,000**	**87.0%**
Weighted Average / Total Debt	**4.4 Years**	**3.48% (6)**		**$ 1,706,010**	**100.0%**

Debt - consolidated	$ 1,484,000
Debt - unconsolidated	222,010
Total Debt	**$ 1,706,010**

Fixed and Floating Rate Debt Analysis	Weighted Ave Maturity	Weighted Ave Rate - Qtr		Balance	% of Total Debt
Fixed Rate Debt	4.8 Years	3.64%		$ 1,315,750	77.1%
Floating Rate Debt	2.9 Years	2.92%		390,260	22.9%
Total	**4.4 Years**	**3.48% (6)**		**$ 1,706,010**	**100.0%**

Debt Ratios	
Net Debt (Average) to Adjusted EBITDA*re* - Q4 2019 (7)	6.3x
Net Debt to Gross Real Estate Assets - 12/31/19 (7)	34.8%

(1) Reflects 49.7% of the 799 Broadway Joint Venture construction loan balance, in which CXP owns a 49.7% interest through an unconsolidated joint venture. The loan has a total capacity of $187 million, carries two, one-year extension options, and is subject to an interest rate agreement that caps LIBOR at 4%.

(2) Reflects 51% of the mortgage balance of the Market Square Joint Venture, in which CXP owns a 51% interest through an unconsolidated joint venture.

(3) Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $150 Million Term Loan at 3.07% per annum and terminates on July 29, 2022. The spread of 1.10% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(4) The Revolving Credit Facility ($650MM) bears interest at a rate based on, at the option of Columbia Property Trust, LIBOR for seven days, one-, two-, three-, or six-month periods, plus an applicable margin ranging from 0.775% to 1.45% based on credit rating, or the alternate base rate which is the greater of (a) Prime Rate, (b) Fed Funds plus 1/2 of 1%, and (c) the Libor Rate for a one-month period plus 1%, plus an applicable margin ranging from 0.00% to 0.45% based on credit rating. This facility carries two six-month extension options.

(5) Effective August 13, 2019, Columbia Property Trust is party to an interest rate swap agreement, which effectively fixes its interest rate on the $300 Million Term Loan at 2.55% per annum and terminates on August 13, 2024. The spread of 1.00% over the swapped rate is based on the company's credit rating. This interest rate swap agreement qualifies for hedge accounting treatment; therefore, changes in fair value are recorded as a market value adjustment to interest rate swap in the accompanying consolidated statement of other comprehensive income.

(6) During fourth quarter of 2019, CXP's ownership share of interest expense and capitalized interest were $11.6 million and $2.4 million, respectively.

(7) Net debt is calculated by reducing our debt balance for cash on hand.

Supplemental Information - Q4 2019 16

Columbia Property Trust, Inc. Debt Covenant Compliance Unaudited (at 12/31/2019) Bond Covenant Compliance Metric Actual (12/31/19) Debt to Total Asset Value Ratio Max 60% 32.4% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 2.81x Secured Debt to Total Asset Value Ratio Max 40% 0.0% Maintenance of Total Unencumbered Assets Min 150% 237.3% Term Loan / Revolving Credit Facility Covenant Compliance Metric Actual (12/31/19) Debt to Total Asset Value Ratio Max 60% 38.7% Interest Coverage Ratio (adjusted EBITDA) Min 1.50x 3.69x Secured Debt to Total Asset Value Ratio Max 40% 4.9% Unsecured Debt to Unencumbered Asset Value Ratio Max 60% 42.9% Unencumbered Interest Coverage Ratio Min 1.75x 4.80x Supplemental Information - Q4 2019 17

Columbia Property Trust, Inc.

Debt Maturities

Unaudited ($ in thousands) (at 12/31/2019)

Maturity	Secured Mortgage Debt	Unsecured Bank Facilities	Unsecured Bonds	Total Debt	% of Total Debt	Interest Rate (1)	% of Gross Real Estate Assets
2020	$ -	$ -	$ -	$ -	0.0%	0.00%	0.0%
2021	56,260	-	-	56,260	3.3%	6.05%	1.2%
2022	-	150,000	-	150,000	8.8%	3.07%	3.1%
2023	165,750	334,000	-	499,750	29.3%	3.28%	10.4%
2024	-	300,000	-	300,000	17.6%	2.55%	6.3%
2025	-	-	350,000	350,000	20.5%	4.15%	7.3%
2026	-	-	350,000	350,000	20.5%	3.65%	7.3%
Total	**$ 222,010**	**$ 784,000**	**$ 700,000**	**$ 1,706,010**	**100.0%**	**3.48%**	**35.6%**
% of Total Debt	**13.0%**	**46.0%**	**41.0%**				


Maturity Schedule ($M)
$600
$500
$400
$300
$200
$100
$0
6.05%
$56
3.07%
$150
3.28%
$334
$166
2.55%
$300
4.15%
$350
3.65%
$350
2020
2021
2022
2023
2024
2025
2026
Mortgage Debt - JV
Term Loans
Line of Credit
Bonds

(1) Weighted average. Includes effective rates on variable rate loans swapped to fixed.

Supplemental Information - Q4 2019 18

Columbia Property Trust, Inc.

Summary of Unconsolidated Joint Ventures

Unaudited ($ in thousands) (at 12/31/2019)

Property	CXP Ownership	Investment in Unconsolidated Joint Venture	
Market Square	51%	$ 135,557	(1)
333 Market Street	55%	269,638	
University Circle	55%	283,633	
114 5th Avenue	49.5%	87,750	
1800 M Street	55%	233,196	
799 Broadway	49.7%	44,686	(2)
Investment in Unconsolidated Joint Ventures (page 8)		**$ 1,054,460**	**(3)**

(1) Market Square Joint Venture holds a $325 million mortgage note. CXP's ownership share is $165.8 million (see page 16).

(2) 799 Broadway Joint Venture holds a construction loan with a balance of $113.2 million. CXP's ownership share is $56.3 million (see page 16).

(3) Includes basis differences (see footnote 3 page 8).

Supplemental Information - Q4 2019 19

Columbia Property Trust, Inc.

Property Overview - Gross Real Estate Assets, Net Operating Income & Annualized Lease Revenue

Unaudited ($ in thousands) (at 12/31/2019)

Property	Market	Ownership %	Secured Debt?	Gross Real Estate Assets (1)		Annualized Lease Revenue (ALR)		Net Operating Income - Q4 2019 (based on GAAP rents)		Net Operating Income - Q4 2019 (based on cash rents)	
229 West 43rd Street	New York, NY	100%		$ 511,750		$ 35,210		$ 6,413		$ 5,842	
315 Park Avenue South	New York, NY	100%		405,341		30,007		4,137		4,002	
249 West 17th Street	New York, NY	100%		344,951		23,833		5,695		4,474	
95 Columbus	Jersey City, NJ	100%		204,523		25,284		4,103		4,226	
218 West 18th Street	New York, NY	100%		181,040		11,739		2,792		2,097	
114 5th Avenue	New York, NY	49.5%		211,635	(2)	17,420	(2)	407	(2)	1,367	(2)
149 Madison Avenue	New York, NY	100%		110,509		-	(3)	-		-	
799 Broadway	New York, NY	49.7%	Yes	100,618	(2)	-	(3)	(66)	(2)	(66)	(2)
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5%		209,018	(4)	-	(3)	(89)		(89)	
Subtotal - New York				2,279,385	47%	143,493		23,392		21,853	
650 California Street	San Francisco, CA	100%		344,443		37,589		5,735		5,454	
333 Market Street	San Francisco, CA	55%		276,486	(2)	14,597	(2) (5)	4,786	(2)	3,319	(2)
221 Main Street	San Francisco, CA	100%		251,915		30,391		5,269		4,501	
University Circle	East Palo Alto, CA	55%		292,819	(2)	24,224	(2)	5,184	(2)	4,471	(2)
201 California Street	San Francisco, CA	100%		249,641		17,580		933	(6)	665	(6)
Subtotal - San Francisco				1,415,304	30%	124,381		21,907		18,410	
Market Square	Washington, D.C.	51%	Yes	308,857	(2)	27,859	(2)	3,407	(2)	3,167	(2)
1800 M Street	Washington, D.C.	55%		242,275	(2)	19,619	(2)	3,459	(2)	2,888	(2)
80 M Street	Washington, D.C.	100%		109,249		13,020		1,573		1,579	
Subtotal - Washington, D.C.				660,381	14%	60,498		8,439		7,634	
Cranberry Woods Drive (7)	Pittsburgh, PA	100%		203,761		14,995	(5)	3,845		3,649	
116 Huntington Avenue	Boston, MA	100%		143,308		16,308		1,975		1,983	
Pasadena Corporate Park	Los Angeles, CA	100%		91,737		8,825		1,228		1,500	
Subtotal - Other				438,806	9%	40,128		7,048		7,132	
Corporate & Other				3,161		-		(152)	(8)	(151)	(8)
Total - All Properties (2)				**$ 4,797,037**		**$ 368,500**		**$ 60,634**		**$ 54,878**	
Total - Consolidated Properties				**$ 3,364,347**		**$ 264,781**		**$ 43,457**		**$ 39,732**	
Total - CXP Share of Properties in Unconsolidated Joint Ventures				**$ 1,432,690**		**$ 103,719**		**$ 17,177**		**$ 15,146**	

(1) Gross Real Estate Assets includes (i) land, (ii) building and improvements, (iii) intangible lease assets, (iv) construction in progress, and (v) intangible lease origination costs, less (vi) intangible lease liabilities. Excludes right of use assets and lease liabilities

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture, including any basis differences (page 8).

(3) Excluded as the property is currently under redevelopment / development.

(4) Reflects 100% of the property, which is owned by a consolidated joint venture in which CXP owns a 92.5% interest.

(5) Reimbursements are excluded, as operating expenses, except for insurance expense, are paid directly by the tenant.

(6) Property was acquired on December 9, 2019 (see page 27).

(7) Property was sold on January 16, 2020 (see page 28).

(8) Includes portfolio operating costs and, when applicable, net operating income for previously sold properties.

Supplemental Information - Q4 2019 20

Columbia Property Trust, Inc.

Property Overview - Square Feet & Occupancy

Unaudited (SF in thousands) (at 12/31/2019)

Property	Market	Ownership %	Rentable Square Feet	Leased Square Feet	Percent Leased	Commenced Occupancy	Average Economic Occupancy (1)
229 West 43rd Street	New York, NY	100%	482	450	93.4%	93.4%	89.0%
315 Park Avenue South	New York, NY	100%	332	332	100.0%	89.7%	89.4%
249 West 17th Street	New York, NY	100%	281	281	100.0%	100.0%	100.0%
95 Columbus	Jersey City, NJ	100%	630	628	99.7%	99.7%	99.7%
218 West 18th Street	New York, NY	100%	166	166	100.0%	100.0%	100.0%
114 5th Avenue	New York, NY	49.5%	174 (2)	174 (2)	100.0%	100.0%	100.0%
149 Madison Avenue	New York, NY	100%	- (3)	- (3)	-	-	-
799 Broadway	New York, NY	49.7%	- (3)	- (3)	-	-	-
101 Franklin (f/k/a 250 Church St)	New York, NY	92.5%	- (3)	- (3)	-	-	-
Subtotal - New York			2,065	2,031	98.4%	96.7%	95.6%
650 California Street	San Francisco, CA	100%	470	465	98.9%	97.1%	93.0%
333 Market Street	San Francisco, CA	55%	361 (2)	361 (2)	100.0%	100.0%	100.0%
221 Main Street	San Francisco, CA	100%	381	378	99.2%	99.2%	91.3%
University Circle	East Palo Alto, CA	55%	249 (2)	222 (2)	89.2%	89.2%	89.2%
201 California Street	San Francisco, CA	100%	252 (2)	249 (2)	98.8%	97.4%	93.6%
Subtotal - San Francisco			1,713	1,675	97.8%	97.1%	93.6%
Market Square	Washington, D.C.	51%	355 (2)	323 (2)	91.0%	89.4%	77.3%
1800 M Street	Washington, D.C.	55%	311 (2)	301 (2)	96.8%	95.7%	92.8%
80 M Street	Washington, D.C.	100%	286	236	82.5%	82.5%	79.9%
Subtotal - Washington, D.C.			952	860	90.3%	89.4%	83.2%
Cranberry Woods Drive (4)	Pittsburgh, PA	100%	824	824	100.0%	100.0%	100.0%
116 Huntington Avenue	Boston, MA	100%	272	272	100.0%	96.5%	86.2%
Pasadena Corporate Park	Los Angeles, CA	100%	262	247	94.3%	94.3%	94.3%
Subtotal - Other			1,358	1,343	98.9%	98.2%	96.1%
Total - All Properties (2)			**6,088**	**5,909**	**97.1%**	**96.0%**	**93.2%**
Total - All Properties (at 100%)			**7,360 (5)**	**7,120 (5)**			

(1) Total square feet of leases that have commenced and the tenant is paying rent divided by total rentable square feet. Monthly average for the current quarter.

(2) Reflects CXP's ownership share in the property which is held in an unconsolidated joint venture.

(3) Excluded as the property is currently under redevelopment / development.

(4) Property was sold on January 16, 2020 (see page 28).

(5) Includes 100% of properties held in joint ventures.

Supplemental Information - Q4 2019 21

Columbia Property Trust, Inc.

Occupancy Summary (1)

Unaudited (SF in thousands) (at 12/31/2019)

	Rentable Square Footage (1)	Leased Square Footage (1)	Percent Leased
As of September 30, 2019	**5,838**	**5,656**	**96.9%**
Acquisition (2)			
201 California Street	252	249	98.8%
Subtotal	**6,090**	**5,905**	
Leasing Activity			
New Leases (3)	(2)	18	
Lease Expirations/Early Terminations		(14)	
Net Absorption	**(2)**	**4**	
As of December 31, 2019	**6,088**	**5,909**	**97.1%**


Percent Leased
100%
95%
90%
85%
97.4%
97.1%
97.6%
96.9%
97.1%
12/31/18
3/31/19
6/30/19
9/30/19
12/31/19

(1) Excludes 149 Madison, 799 Broadway, and 101 Franklin which are currently under redevelopment / development.
(2) As of acquisition date.
(3) New leasing activity for space that was either vacant at the beginning of the quarter or that became available due to expiration/termination of an existing lease.

Supplemental Information - Q4 2019 22

Columbia Property Trust, Inc.
Leasing Summary

Unaudited (weighted average unless otherwise noted)

	Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Renewal Leases					
Number of Leases	5	5	3	1	3
Square Feet of Leasing (at 100%)	396,673	150,751	14,138	7,697	243,717
Square Feet of Leasing (at CXP's share) (1)	392,120	144,418	7,210	3,925	234,791
Lease Term (months)	178	109	87	56	61
Tenant Improvements per Square Foot	47.83	69.68	90.00	102.91	30.77
Leasing Commissions per Square Foot	39.51	27.95	33.25	23.53	26.13
Total per Square Foot	$ 87.34	$ 97.63	$ 123.25	$ 126.44	$ 56.90
Tenant Improvements per Square Foot per Year of Lease Term	3.23	7.69	12.47	22.05	6.03
Leasing Commissions per Square Foot per Year of Lease Term	2.67	3.08	4.61	5.04	5.12
Total per Square Foot per Year	$ 5.90	$ 10.77	$ 17.08	$ 27.09	$ 11.15
Cash Rent Releasing Spread (2)	**20.0%**	**53.7%**	**-3.6%**	**-0.6%**	**6.2%**
GAAP Rent Releasing Spread (2)	**52.7%**	**79.6%**	**-0.5%**	**0.0%**	**12.5%**
New Leases (Space Vacant > 1 Year)					
Number of Leases	2	3	9	7	8
Square Feet of Leasing (at 100%)	9,806	13,895	59,285	59,339	154,620
Square Feet of Leasing (at CXP's share) (1)	8,932	7,086	47,883	48,457	145,068
Lease Term (months)	95	119	115	91	190
Tenant Improvements per Square Foot	15.80	112.15	105.61	115.18	98.98
Leasing Commissions per Square Foot	21.20	44.62	21.81	26.93	29.54
Total per Square Foot	$ 37.00	$ 156.77	$ 127.42	$ 142.11	$ 128.52
Tenant Improvements per Square Foot per Year of Lease Term	2.01	11.33	10.99	15.22	6.26
Leasing Commissions per Square Foot per Year of Lease Term	2.69	4.51	2.27	3.56	1.87
Total per Square Foot per Year	$ 4.70	$ 15.84	$ 13.26	$ 18.78	$ 8.13
New Leases (Space Vacant < 1 Year) (3)					
Number of Leases	1	4	1	5	4
Square Feet of Leasing (at 100%)	11,906	33,636	5,838	16,301	43,447
Square Feet of Leasing (at CXP's share) (1)	9,873	32,264	5,838	14,834	35,527
Lease Term (months)	95	62	73	158	96
Tenant Improvements per Square Foot	30.21	48.19	70.79	58.71	64.53
Leasing Commissions per Square Foot	32.78	12.41	18.25	130.29	24.46
Total per Square Foot	$ 62.99	$ 60.60	$ 89.04	$ 189.00	$ 88.99
Tenant Improvements per Square Foot per Year of Lease Term	3.80	9.36	11.64	4.45	8.08
Leasing Commissions per Square Foot per Year of Lease Term	4.13	2.41	3.00	9.87	3.06
Total per Square Foot per Year	$ 7.93	$ 11.77	$ 14.64	$ 14.32	$ 11.14
Cash Rent Releasing Spread (2)	**19.3%**	**44.6%**	**79.5%**	**41.0%**	**49.8%**
GAAP Rent Releasing Spread (2)	**31.9%**	**54.3%**	**118.5%**	**65.8%**	**70.1%**
Total Leases					
Number of Leases	8	12	13	13	15
Square Feet of Leasing (at 100%)	418,385	198,282	79,261	83,337	441,784
Square Feet of Leasing (at CXP's share) (1)	410,925	183,768	60,931	67,216	415,386
Lease Term (months)	173	105	108	130	130
Tenant Improvements per Square Foot	46.29	69.28	100.43	92.01	68.10
Leasing Commissions per Square Foot	38.74	27.09	22.73	68.65	27.81
Total per Square Foot	$ 85.03	$ 96.37	$ 123.16	$ 160.66	$ 95.91
Tenant Improvements per Square Foot per Year of Lease Term	3.21	8.12	11.23	13.24	6.29
Leasing Commissions per Square Foot per Year of Lease Term	2.70	3.02	2.62	5.04	3.81
Total per Square Foot per Year	$ 5.91	$ 11.14	$ 13.85	$ 18.28	$ 10.10
Cash Rent Releasing Spread (2)	**20.0%**	**52.8%**	**35.6%**	**38.2%**	**11.4%**
GAAP Rent Releasing Spread (2)	**52.0%**	**77.0%**	**55.6%**	**61.7%**	**19.3%**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Spread calculation is based on the change in net rent (base rent plus reimbursements less operating expenses) for square feet of leasing (at 100% ownership).

(3) Includes executed leases that have not yet commenced for space covered by an existing lease.

Supplemental Information - Q4 2019 23

Columbia Property Trust, Inc.

Lease Expiration Schedule

Unaudited (SF & $ in thousands) (at 12/31/2019)

Year	Expiring Annualized Lease Revenue (ALR)	% of ALR Expiring	Expiring Rentable Square Footage	% of Rentable Square Footage Expiring
Vacant	$ -	0.0%	179	2.9%
2020	10,012	2.7%	129	2.1%
2021	31,033	8.4%	517	8.5%
2022	25,534	6.9%	445	7.3%
2023	36,818	10.0%	456	7.5%
2024	27,703	7.5%	322	5.3%
2025	52,922	14.4%	704	11.6%
2026	44,024	12.0%	818	13.4%
2027	16,292	4.4%	203	3.3%
2028	7,445	2.0%	92	1.5%
2029	18,833	5.1%	238	3.9%
2030	34,861	9.5%	424	7.0%
2031	2,683	0.7%	35	0.6%
2032	17,435	4.7%	857	14.1%
2033	15,859	4.3%	222	3.7%
2034+	27,046	7.4%	447	7.3%
Total	**$ 368,500**	**100.0%**	**6,088**	**100.0%**


Lease Expiration Schedule
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
2.7%
8.4%
6.9%
10.0%
7.5%
14.4%
12.0%
4.4%
2.0%
5.1%
9.5%
0.7%
4.7%
4.3%
7.4%
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034+
% of ALR Expiring

NOTE: Expirations that have been renewed are reflected above based on the renewal expiration date.

Supplemental Information - Q4 2019 24

Columbia Property Trust, Inc.
Lease Expiration by Market

Unaudited (SF & $ in thousands)

	New York (1)			San Francisco (1)			Washington, D.C. (1)		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q1 2020	-	11	-	-	19	-	9	800	88.89
Q2 2020	-	2	-	38	2,742	72.16	2	148	74.00
Q3 2020	4	263	65.75	40	3,429	85.73	-	-	-
Q4 2020	1	73	73.00	22	1,777	80.77	2	195	97.50
Total - 2020	5	349	69.80	100	7,967	79.67	13	1,143	87.92
Q1 2021	28	2,131	76.11	45	3,241	72.02	36	2,228	61.89
Q2 2021	-	22	-	1	97	97.00	3	326	108.67
Q3 2021	174	6,345	36.47	91	8,257	90.74	36	3,063	85.08
Q4 2021	-	-	-	9	907	100.78	29	1,456	50.21
Total - 2021	202	8,498	42.07	146	12,502	85.63	104	7,073	68.01
2022	83	6,524	78.60	42	3,809	90.69	105	6,594	62.80
2023	76	5,947	78.25	232	21,652	93.33	79	5,238	66.30
2024	39	4,492	115.18	227	19,315	85.09	34	2,669	78.50
Thereafter	1,626	117,683	72.38	928	59,136	63.72	525	37,781	71.96
Total	**2,031**	**$ 143,493**	**$ 70.65**	**1,675**	**$ 124,381**	**$ 74.26**	**860**	**$ 60,498**	**$ 70.35**

	Other			All Markets		
Period	Expiring SF	Current ALR (2)	Per SF	Expiring SF	Current ALR (2)	Per SF
Q1 2020	-	-	-	9	830	92.22
Q2 2020	-	-	-	40	2,892	72.30
Q3 2020	-	-	-	44	3,692	83.91
Q4 2020	11	553	50.27	36	2,598	72.17
Total - 2020	11	553	50.27	129	10,012	77.61
Q1 2021	-	-	-	109	7,600	69.72
Q2 2021	44	1,789	40.66	48	2,234	46.54
Q3 2021	11	565	51.36	312	18,230	58.43
Q4 2021	10	606	60.60	48	2,969	61.85
Total - 2021	65	2,960	45.54	517	31,033	60.03
2022	215	8,607	40.03	445	25,534	57.38
2023	69	3,981	57.70	456	36,818	80.74
2024	22	1,227	55.77	322	27,703	86.03
Thereafter	961	22,800	23.73	4,040	237,400	58.76
Total	**1,343**	**$ 40,128**	**$ 29.88**	**5,909**	**$ 368,500**	**$ 62.36**

(1) Reflects CXP's ownership share for properties held in joint ventures.

(2) Expiring ALR is calculated as expiring square footage multiplied by the gross rent per square foot of the tenant currently leasing the space.

Supplemental Information - Q4 2019 25

Columbia Property Trust, Inc.

Top 20 Tenants & Tenant Industry Profile

Unaudited (SF & $ in thousands) (at 12/31/2019)

Tenant	Credit Rating (1)	Number of Properties	Annualized Lease Revenue (ALR) (2)	% of ALR	Leased Square Footage	% of Leased Square Footage	Remaining Lease Term Years (3)
Pershing LLC	A	1	$ 18,712	5.1%	471	8.0%	12.1
Twitter	BB-	1	17,398	4.7%	215	3.6%	10.3
Wells Fargo Bank N.A.	AA-	3	15,658	4.2%	371	6.2%	6.7
Yahoo!	BB+	1	15,142	4.1%	193	3.3%	5.5
Westinghouse Electric Company	Not Rated	1	14,995	4.1%	824	13.9%	12.9
DocuSign, Inc.	Not Rated	1	12,751	3.5%	152	2.6%	4.6
Snap Inc.	Not Rated	1	12,385	3.4%	154	2.6%	13.0
WeWork Companies Inc.	B-	2	7,954	2.2%	129	2.2%	11.1
DLA Piper US, LLP	Not Rated	1	7,552	2.0%	65	1.1%	3.5
Affirm, Inc.	Not Rated	1	7,025	1.9%	89	1.5%	6.4
Room & Board	Not Rated	1	5,521	1.5%	60	1.0%	14.8
Quality Technology Services	BB-	1	5,292	1.4%	128	2.2%	6.8
Amazon Web Services, Inc.	AA-	1	4,990	1.4%	49	0.8%	1.5
Credit Suisse	A	1	4,875	1.3%	62	1.0%	5.3
Gemini Trust Company, LLC	Not Rated	1	4,770	1.3%	51	0.9%	9.4
Pitchbook	Not Rated	1	4,629	1.3%	51	0.9%	10.1
Green Dot	Not Rated	1	4,596	1.2%	142	2.4%	2.8
BDG Media, Inc.	Not Rated	1	4,477	1.2%	51	0.9%	8.8
Prosper Marketplace	Not Rated	1	4,264	1.2%	50	0.8%	3.2
Oracle America, Inc.	A+	1	4,087	1.1%	51	0.9%	2.5
Subtotal - Top 20			**$ 177,073**	**48.1%**	**3,358**	**56.8%**	**8.4**
All other			191,427	51.9%	2,551	43.2%	5.3
Total			**$ 368,500**	**100.0%**	**5,909**	**100.0%**	**6.8**

Tenant Industry Profile (1)


Other
23.9%
26.3%
Business Services
Insurance Agents, Brokers & Service
2.0%
Holding & Other Investment Offices
2.2%
4.1%
Real Estate
10.7%
Depository Institutions
4.5%
Electric, Gas, and Sanitary Services
4.5%
8.0%
Security and Commodity Brokers
6.6%
7.2%
Engineering and Management Services
Legal Services
Nondepository Institutions

(1) Credit rating may reflect the credit rating of the parent or a guarantor. Only the S&P Global Ratings credit rating has been provided.

(2) Includes CXP's ownership share of ALR for properties held in joint ventures.

(3) Weighted average based on CXP's share of Annualized Lease Revenue.

Supplemental Information - Q4 2019 26

Columbia Property Trust, Inc.

Transaction Activity (1/1/17 - 2/12/20) - Acquisitions

Unaudited ($ in thousands)

Acquisitions

Property Name	Location	Acquisition Date	Percent Ownership	Purchase Price	Rentable Square Footage	$ / SF	% Leased at Acquisition
201 California Street	San Francisco, CA	12/9/2019	100%	$ 238,900	252,183	$ 947	98.8%
Lindbergh Center (retail)	Atlanta, GA	10/24/2018	100%	23,000	146,419	157	91.4%
149 Madison	New York, NY	11/28/2017	100%	87,700	127,000	691	0.0%
218 West 18th Street	New York, NY	10/11/2017	100%	174,700	165,670		100.0%
249 West 17th Street	New York, NY	10/11/2017	100%	339,400	281,294		100.0%
Subtotal (2 Property Portfolio)				514,100	446,964	1,150	
Total - Acquisitions (excluding Joint Ventures)				**$ 863,700**	**972,566**		

Property Purchased in Joint Venture	Location	Closing Date	% Purchased	Purchase Value @ 100%	Rentable Square Footage	$ / SF	% Leased at Closing Date
1800 M Street	Washington, D.C.	10/11/2017	55.0%	421,000	580,930	725	94.0%
114 5th Avenue	New York, NY	7/6/2017	49.5%	220,000	351,451	626	100.0%
Total - Joint Ventures				**$ 846,500**	**1,167,381**		

Property Purchased for Development in Joint Venture	Location	Closing Date	% Purchased	Purchase Value @ 100%	Approximate Developable Square Footage	Expected Delivery Date
101 Franklin Street (f/k/a 250 Church Street)	New York, NY	12/2/2019	92.5%	$ 205,500	235,000	2022
799 Broadway	New York, NY	10/3/2018	49.7%	145,500	182,000	2021
Total - Joint Ventures (Development)				**$ 351,000**	**417,000**	

Supplemental Information - Q4 2019 27

Columbia Property Trust, Inc.

Transaction Activity (1/1/17 - 2/12/20) - Dispositions

Unaudited ($ in thousands)

Dispositions

Property Name	Location	Disposition Date	Percent Ownership	Gross Sale Price	Rentable Square Footage	$ / SF	% Leased at Disposition
Cranberry Woods Drive	Pittsburgh, PA	1/16/2020	100%	$ 180,000	823,979	218	100.0%
Lindbergh Center	Atlanta, GA	9/26/2019	100%	187,000	1,105,000	169	98.8%
One & Three Glenlake	Atlanta, GA	4/15/2019	100%	227,500	710,832	320	100.0%
222 East 41st Street	New York, NY	5/29/2018	100%	332,500	389,522	854	100.0%
Key Center Tower	Cleveland, OH	1/31/2017	100%		1,326,153		81.8%
Key Center Marriott	Cleveland, OH	1/31/2017	100%		NA		
Subtotal (2 Property Portfolio)				267,500	1,326,153	NA	
5 Houston Center	Houston, TX	1/6/2017	100%		580,875		75.4%
Energy Center	Houston, TX	1/6/2017	100%		332,000		100.0%
515 Post Oak	Houston, TX	1/6/2017	100%		273,710		79.6%
Subtotal (3 Property Portfolio)				272,000	1,186,585	$ 229	83.2%
Total - Dispositions (excluding Joint Ventures)				**$ 1,466,500**	**5,542,071**		

Property Contributed to Joint Venture	Location	Closing Date	% Sold / Retained	Contributed Value @ 100%	Rentable Square Footage	$ / SF	% Leased at Closing Date
University Circle	San Francisco, CA		45% / 55%	$ 540,000	451,287	$ 1,197	100.0%
333 Market Street	San Francisco, CA		45% / 55%	500,000	657,114	761	100.0%
Subtotal (2 Property Portfolio)		7/6/2017 & 2/1/2018 (1)		$ 1,040,000	1,108,401	938	100.0%
Total - Joint Ventures				**$ 1,040,000**	**1,108,401**		

(1) A 22.5% ownership interest in both properties was sold within the Allianz joint venture on July 6, 2017 with an additional 22.5% ownership interest sold on February 1, 2018.

Supplemental Information - Q4 2019 28

Columbia Property Trust, Inc.

Development Projects

Unaudited ($ in thousands)

Project / Location	% Ownership	Approximate Square Feet	Project Start	Estimated Initial Occupancy	% Leased	CXP Share: Equity Invested to Date	CXP Share: Estimated Future Equity	CXP Share: Estimated Total Investment	Debt Balance at 12/31/19	Total Financing
149 Madison Avenue Redevelopment New York, NY	100%	121,000	Q4 2017	Q3 2020	94.5%	$ 113,800	$ 21,315	$ 135,115	$ -	$ -
799 Broadway New York, NY	49.7%	182,000	Q4 2018	Q1 2021	0.0%	$ 42,906	$ 15,697	$ 58,603	$ 56,260	$ 92,939
101 Franklin Street (f/k/a 250 Church St) Redevelopment New York, NY	92.5%	235,000	Q2 2020	Q1 2022	0.0%	$ 205,520	$ 137,487	$ 343,007	$ -	$ -

Supplemental Information - Q4 2019 29

Columbia Property Trust, Inc.

Reconciliation of Net Income to Normalized Funds From Operations (NFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net income (loss) attributable to CXP stockholders	**$ 9,197**	**$ 9,491**	**$ (21,777)**	**$ (20,286)**	**$ 47,747**	**$ 3,513**	**$ 5,003**
Depreciation	78,292	81,795	18,780	19,773	19,335	20,404	20,401
Amortization	27,908	32,554	5,856	7,485	7,106	7,461	7,995
Adjustments included in income (loss) from unconsolidated joint ventures	50,617	51,377	12,613	12,574	12,502	12,928	12,668
Gain on sale of unconsolidated joint venture interests	-	(762)	-	-	-	-	-
Gain on sale of real estate assets	(42,030)	-	-	(112)	(41,918)	-	-
Impairment loss on real estate assets	43,941	30,812	20,577	23,364	-	-	-
FFO	**$ 167,925**	**$ 205,267**	**$ 36,049**	**$ 42,798**	**$ 44,772**	**$ 44,306**	**$ 46,067**
Adjustments included in income (loss) from unconsolidated joint ventures	124	-	1	4	2	117	-
Non-cash carrying costs for Shuman Boulevard	-	2,063	-	-	-	-	-
(Gain) loss on extinguishment of debt	-	(23,340)	-	-	-	-	373
Pre-acquisition costs	6,398	-	3,961	2,437	-	-	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(126)	-	(126)	-	-	-	-
Normalized FFO	**$ 174,321**	**$ 183,990**	**$ 39,885**	**$ 45,239**	**$ 44,774**	**$ 44,423**	**$ 46,440**
Normalized FFO per share (basic)	**$ 1.50**	**$ 1.56**	**$ 0.35**	**$ 0.39**	**$ 0.38**	**$ 0.38**	**$ 0.40**
Normalized FFO per share (diluted)	**$ 1.50**	**$ 1.56**	**$ 0.34**	**$ 0.39**	**$ 0.38**	**$ 0.38**	**$ 0.40**
Weighted-average common shares outstanding - basic	116,261	117,888	115,557	116,522	116,509	116,462	116,853
Weighted-average common shares outstanding - diluted	116,458	118,311	115,802	116,821	116,823	116,880	117,359

Reconciliation of Cash Flows From Operations to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands, except per-share amounts)

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net Cash Provided by Operating Activities	**$ 137,443**	**$ 97,625**	**$ 33,379**	**$ 40,548**	**$ 28,437**	**$ 35,079**	**$ 36,588**
Adjustments included in income (loss) from unconsolidated joint ventures	48,618	47,069	12,013	12,147	12,335	12,123	12,013
Distributions from unconsolidated joint ventures	(27,977)	(28,802)	(7,376)	(7,075)	(7,365)	(6,161)	(7,338)
Net changes in operating assets and liabilities	(7,983)	37,072	(6,192)	(6,358)	7,228	(2,661)	125
Pre-acquisition costs	6,398	-	3,961	2,437	-	-	-
Maintenance capital (1) (2)	(52,221)	(23,824)	(33,205)	(6,991)	(2,310)	(9,715)	(3,128)
AFFO	**$ 104,278**	**$ 129,140**	**$ 2,580**	**$ 34,708**	**$ 38,325**	**$ 28,665**	**$ 38,260**
Weighted-average common shares outstanding - basic	116,261	117,888	115,557	116,522	116,509	116,462	116,853
Weighted-average common shares outstanding - diluted	116,458	118,311	115,802	116,821	116,823	116,880	117,359

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.
(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q4 2019 30

Columbia Property Trust, Inc.

Reconciliation of Net Operating Income (based on GAAP rents) to Net Operating Income (based on cash rents)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net Operating Income (based on GAAP rents)	**$ 257,034**	**$ 271,499**	**$ 60,634**	**$ 64,282**	**$ 65,472**	**$ 66,646**	**$ 68,638**
Straight-line rental income, net (wholly-owned)	(12,395)	(25,984)	(2,723)	(1,953)	(3,329)	(4,390)	(3,689)
Straight-line rental income, net (joint venture)	1,257	741	404	218	469	166	418
Above/below market lease amortization, net (wholly-owned)	(4,362)	(3,152)	(1,002)	(1,108)	(1,143)	(1,109)	(933)
Above/below market lease amortization, net (joint venture)	(9,787)	(11,503)	(2,435)	(2,443)	(2,450)	(2,459)	(2,765)
Net Operating Income (based on cash rents)	**$ 231,747**	**$ 231,601**	**$ 54,878**	**$ 58,996**	**$ 59,019**	**$ 58,854**	**$ 61,669**

Reconciliation of Funds From Operations (FFO) to Adjusted Funds From Operations (AFFO)

Unaudited (in thousands)

	Twelve Months Ended		Three Months Ended				
	12/31/2019	12/31/2018	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
FFO	**$ 167,925**	**$ 205,267**	**$ 36,049**	**$ 42,798**	**$ 44,772**	**$ 44,306**	**$ 46,067**
Adjustments included in income (loss) from unconsolidated joint ventures	124	-	1	4	2	117	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(126)	-	(126)	-	-	-	-
Non-cash carrying costs for Shuman Boulevard	-	2,063	-	-	-	-	-
(Gain) loss on extinguishment of debt	-	(23,340)	-	-	-	-	373
Pre-acquisition costs	6,398	-	3,961	2,437	-	-	-
Normalized FFO	**$ 174,321**	**$ 183,990**	**$ 39,885**	**$ 45,239**	**$ 44,774**	**$ 44,423**	**$ 46,440**
Above/below market lease amortization, net	(4,362)	(3,152)	(1,002)	(1,108)	(1,143)	(1,109)	(933)
Straight-line rental income	(13,230)	(25,952)	(2,842)	(2,187)	(3,570)	(4,631)	(3,689)
Stock based compensation expense in G&A	6,622	6,966	1,445	1,536	2,102	1,539	1,614
Non-cash interest expense	2,562	3,103	640	640	642	640	676
Non-cash operating lease expense	720	318	90	206	212	212	-
Other non-cash adjustments included in income (loss) from unconsolidated joint ventures	(10,134)	(12,309)	(2,431)	(2,627)	(2,382)	(2,694)	(2,720)
Total other non-cash adjustments	(17,822)	(31,026)	(4,100)	(3,540)	(4,139)	(6,043)	(5,052)
Maintenance capital (1) (2)	(52,221)	(23,824)	(33,205)	(6,991)	(2,310)	(9,715)	(3,128)
AFFO	**$ 104,278**	**$ 129,140**	**$ 2,580**	**$ 34,708**	**$ 38,325**	**$ 28,665**	**$ 38,260**
Weighted-average common shares outstanding - basic	116,261	117,888	115,557	116,522	116,509	116,462	116,853
Weighted-average common shares outstanding - diluted	116,458	118,311	115,802	116,821	116,823	116,880	117,359

(1) See page 36 of this supplemental report for a description of Maintenance Capital and page 15 for a detail of all capital expenditures.

(2) Reflects CXP's ownership share of capital expenditures for properties held in joint ventures.

Supplemental Information - Q4 2019 31

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net income (loss) attributable to CXP stockholders	$ (21,777)	$ (20,286)	$ 47,747	$ 3,513	$ 5,003
Interest expense (net)	9,717	10,289	10,897	12,094	13,236
Interest income from development authority bonds	-	-	-	-	(1,471)
Income tax expense	3	2	9	7	21
Depreciation	18,780	19,773	19,335	20,404	20,401
Amortization	5,856	7,485	7,106	7,461	7,995
Adjustments included in income (loss) from unconsolidated joint ventures	14,274	14,224	14,143	14,693	14,327
EBITDA	$ 26,853	$ 31,487	$ 99,237	$ 58,172	$ 59,512
Gain on sale of real estate assets	-	(112)	(41,918)	-	-
Impairment loss on real estate assets	20,577	23,364	-	-	-
EBITDA*re*	$ 47,430	$ 54,739	$ 57,319	$ 58,172	$ 59,512
(Gain) loss on extinguishment of debt	-	-	-	-	373
Pre-acquisition costs	3,961	2,437	-	-	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(126)	-	-	-	-
Adjusted EBITDA*re*	$ 51,265	$ 57,176	$ 57,319	$ 58,172	$ 59,885
Asset and property management fee income	(1,863)	(1,914)	(1,898)	(1,869)	(1,982)
General and administrative - corporate	9,072	7,103	8,180	8,424	8,600
General and administrative - unconsolidated joint ventures	1,081	839	838	809	895
Straight line rental income (net)	(2,723)	(1,953)	(3,329)	(4,390)	(3,689)
Above/below market lease amortization, net	(1,002)	(1,108)	(1,143)	(1,109)	(933)
Adjustments included in income (loss) from unconsolidated joint ventures	(952)	(1,147)	(948)	(1,183)	(1,107)
Net Operating Income (based on cash rents)	$ 54,878	$ 58,996	$ 59,019	$ 58,854	$ 61,669
Same Store Net Operating Income (based on cash rents) CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(15,211)	(15,308)	(15,478)	(15,425)	(15,353)
Less Net Operating Income from:					
Acquisitions (2)	(509)	39	67	145	66
Dispositions (3)	(91)	(5,826)	(6,320)	(8,448)	(9,444)
Same Store Net Operating Income (based on cash rents) wholly-owned properties (4)	$ 39,067	$ 37,901	$ 37,288	$ 35,126	$ 36,938

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(2) Reflects activity for the following property acquired since October 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5% share), and 201 California Street.

(3) Reflects activity for the following properties sold since October 1, 2018, for all periods presented: Lindbergh Center and One & Three Glenlake.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2019 32

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on cash rents), and Same Store Net Operating Income (based on cash rents) - wholly-owned properties Unaudited (in thousands) Twelve Months Ended 12/31/2019 12/31/2018 Net income (loss) attributable to CXP stockholders $ 9,197 $ 9,491 Interest expense (net) 42,997 56,477 Interest income from development authority bonds - (6,871) Income tax expense 21 37 Depreciation 78,292 81,795 Amortization 27,908 32,554 Adjustments included in income (loss) from unconsolidated joint ventures 57,334 58,144 EBITDA $ 215,749 $ 231,627 Gain on sale of real estate assets (42,030) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets 43,941 30,812 EBITDAre $ 217,660 $ 261,677 (Gain) loss on extinguishment of debt - (23,340) Pre-acquisition costs 6,398 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint (126) - venture Adjusted EBITDAre $ 223,932 $ 238,337 Asset and property management fee income (7,544) (7,384) General and administrative - corporate 32,779 32,979 General and administrative - unconsolidated joint ventures 3,567 3,108 Straight line rental income (net) (12,395) (25,984) Above/below lease market amortization, net (4,362) (3,152) Adjustments included in income (loss) from unconsolidated joint ventures (4,230) (6,303) Net Operating Income (based on cash rents) $ 231,747 $ 231,601 Same Store Net Operating Income (based on cash rents) (61,422) (58,887) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (261) 66 Dispositions (3) (4) (20,682) (35,801) Same Store Net Operating Income (based on cash rents) $ 149,382 $ 136,979 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5% share), and 201 California Street. (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.5% share) and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q4 2019 33

Columbia Property Trust, Inc.

Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties

Unaudited (in thousands)

	Three Months Ended				
	12/31/2019	9/30/2019	6/30/2019	3/31/2019	12/31/2018
Net income (loss) attributable to CXP stockholders	**$ (21,777)**	**$ (20,286)**	**$ 47,747**	**$ 3,513**	**$ 5,003**
Interest expense (net)	9,717	10,289	10,897	12,094	13,236
Interest income from development authority bonds	-	-	-	-	(1,471)
Income tax expense	3	2	9	7	21
Depreciation	18,780	19,773	19,335	20,404	20,401
Amortization	5,856	7,485	7,106	7,461	7,995
Adjustments included in income (loss) from unconsolidated joint ventures	14,274	14,224	14,143	14,693	14,327
EBITDA	**$ 26,853**	**$ 31,487**	**$ 99,237**	**$ 58,172**	**$ 59,512**
Gain on sale of real estate assets	-	(112)	(41,918)	-	-
Impairment loss on real estate assets	20,577	23,364	-	-	-
EBITDA*re*	**$ 47,430**	**$ 54,739**	**$ 57,319**	**$ 58,172**	**$ 59,512**
(Gain) loss on extinguishment of debt	-	-	-	-	373
Pre-acquisition costs	3,961	2,437	-	-	-
Adjustments included in net loss attributable to non-controlling interest in consolidated joint venture	(126)	-	-	-	-
Adjusted EBITDA*re*	**$ 51,265**	**$ 57,176**	**$ 57,319**	**$ 58,172**	**$ 59,885**
Asset and property management fee income	(1,863)	(1,914)	(1,898)	(1,869)	(1,982)
General and administrative - corporate	9,072	7,103	8,180	8,424	8,600
General and administrative - unconsolidated joint ventures	1,081	839	838	809	895
Adjustments included in income (loss) from unconsolidated joint ventures	1,079	1,078	1,033	1,110	1,240
Net Operating Income (based on GAAP rents)	**$ 60,634**	**$ 64,282**	**$ 65,472**	**$ 66,646**	**$ 68,638**
Same Store Net Operating Income (based on GAAP rents)					
CXP Ownership of Properties in Unconsolidated Joint Ventures (1)	(17,243)	(17,534)	(17,459)	(17,719)	(17,701)
Less Net Operating Income from:					
Acquisitions (2)	(777)	39	67	145	67
Dispositions (3)	(91)	(5,640)	(6,119)	(8,151)	(9,525)
Same Store Net Operating Income (based on GAAP rents) wholly-owned properties (4)	**$ 42,523**	**$ 41,147**	**$ 41,961**	**$ 40,921**	**$ 41,479**

(1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19).

(2) Reflects activity for the following property acquired since October 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5% share), and 201 California Street.

(3) Reflects activity for the following properties sold since October 1, 2018, for all periods presented: Lindbergh Center and One & Three Glenlake.

(4) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented.

Supplemental Information - Q4 2019 34

Columbia Property Trust, Inc. Reconciliation of Net Income to Net Operating Income (based on GAAP rents), and Same Store Net Operating Income (based on GAAP rents) - wholly-owned properties Unaudited (in thousands) Twelve Months Ended 12/31/2019 12/31/2018 Net income (loss) attributable to CXP stockholders $ 9,197 $ 9,491 Interest expense (net) 42,997 56,477 Interest income from development authority bonds - (6,871) Income tax expense 21 37 Depreciation 78,292 81,795 Amortization 27,908 32,554 Adjustments included in income (loss) from unconsolidated joint ventures 57,334 58,144 EBITDA $ 215,749 $ 231,627 Gain on sale of real estate assets (42,030) - Gain on sale of unconsolidated joint venture interests - (762) Impairment loss on real estate assets 43,941 30,812 EBITDAre $ 217,660 $ 261,677 (Gain) loss on extinguishment of debt - (23,340) Pre-acquisition costs 6,398 - Adjustments included in net loss attributable to non-controlling interest in consolidated joint (126) - venture Adjusted EBITDAre $ 223,932 $ 238,337 Asset and property management fee income (7,544) (7,384) General and administrative - corporate 32,779 32,979 General and administrative - unconsolidated joint ventures 3,567 3,108 Adjustments included in income (loss) from unconsolidated joint ventures 4,300 4,459 Net Operating Income (based on GAAP rents) $ 257,034 $ 271,499 Same Store Net Operating Income (based on GAAP rents) (69,957) (69,350) CXP Ownership of Properties in Unconsolidated Joint Ventures (1) Less Net Operating Income from: Acquisitions (2) (529) 66 Dispositions (3) (4) (20,000) (42,813) Same Store Net Operating Income (based on GAAP rents) $ 166,548 $ 159,402 wholly-owned properties (5) (1) Reflects CXP's ownership share of NOI for properties held in unconsolidated joint ventures (see page 19). (2) Reflects activity for the following property acquired since January 1, 2018, for all periods presented: 799 Broadway (49.7% share), 101 Franklin (92.5% share), and 201 California Street. (3) Reflects activity for the following properties sold since January 1, 2018, for all periods presented: Lindbergh Center, One & Three Glenlake, 222 East 41st Street, University Circle (22.55% share), and 333 Market Street (22.5% share). (4) Reflects activity for 263 Shuman Boulevard that was transferred to the lender on April 13, 2018. (5) Reflects NOI from properties that were wholly-owned for the entirety of the periods presented. Supplemental Information - Q4 2019 35

Columbia Property Trust, Inc. Definitions - Non-GAAP Financial Measures Included in this supplemental report are non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. These measures include earnings (or components of earnings), as defined, from both continuing operations and discontinued operations. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the company's financial condition and results of operations can be found below. Adjusted Funds From Operations (“AFFO”): AFFO is calculated by adjusting Cash Flow from Operations to exclude (i) changes in assets and liabilities resulting from timing differences in payments and receipts (ii) additional amortization of lease assets (liabilities), (iii) straight-line rental income, (iv) gain (loss) on interest rate swaps, (v) maintenance capital expenditures (see definition below), and adding back (vi) stock based compensation expense, (vii) non-cash interest expense and (viii) non-cash lease expenses. Because AFFO adjusts for income and expenses that we believe are not reflective of our core operations, we believe AFFO provides useful supplemental information. AFFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net cash flows from operating activities or net income. Adjusted EBITDAre : Adjusted EBITDAre is defined as EBITDAre plus (minus) losses and gains on early extinguishment of debt, plus (minus) losses and gains from interest rate swaps. EBITDA: EBITDA is defined as net income before interest, taxes, depreciation and amortization. We believe EBITDA is a reasonable measure of our liquidity. EBITDA is a non-GAAP financial measure and should not be viewed as an alternative measurement of cash flows from operating activities or other GAAP basis liquidity measures. Other REITs may calculate EBITDA differently and our calculation should not be compared to that of other REITs. EBITDAre : EBITDAre is a non-GAAP financial measure. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which defines EBITDAre as net income (loss) (computed in accordance with Generally Accepted Accounting Principles, or GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated joint ventures. Funds From Operations (“FFO”): FFO, as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (computed in accordance with GAAP), plus depreciation of real estate assets and amortization of lease-related costs, excluding gains (losses) on sales of real estate and impairment losses on real estate assets. The Company computes FFO in accordance with NAREIT's definition, which may differ from the methodology for calculating FFO, or similarly titled measures, used by other companies and this may not be comparable to those presentations. We consider FFO an appropriate supplemental performance measure given its wide use by and relevance to investors and analysts. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assume that the value of real estate diminishes predictably over time. Normalized FFO: We calculate Normalized FFO by starting with FFO, as defined by NAREIT, and adjusting for certain items that are not reflective of our core operations, including: (i) losses and gains on interest rate swaps and (ii) losses and gains on early extinguishment of debt. Such items create significant earnings volatility. We believe Normalized FFO provides a meaningful measure of our operating performance and more predictability regarding future earnings potential. Normalized FFO is a non-GAAP financial measure and should not be viewed as an alternative measurement of our operating performance to net income; therefore, it should not be compared to other REITs' equivalent to Normalized FFO. Net Operating Income (based on cash rents) (“NOI - cash rents”): NOI - cash rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, (iii) interest expense associated with interest rates swaps, (iv) non-cash property operations, (v) straight-line rental income, and (vi) net effect of above/(below) market lease amortization. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - cash rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Net Operating Income (based on GAAP rents) (“NOI - GAAP rents”): NOI - GAAP rents is defined as Adjusted EBITDA adjusted for (i) portfolio general and administrative expense, (ii) interest rate swap valuation adjustments, and (iii) interest expense associated with interest rates swaps. The company uses this measure to assess its operating results and believes it is important in assessing operating performance. NOI - GAAP rents is a non-GAAP measure which does not have any standard meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other companies. Same Store Net Operating Income (“Same Store NOI”): Same Store NOI is calculated as the NOI attributable to the properties continuously owned and operating for the entirety of the reporting periods presented. We believe Same Store NOI is an important measure of comparison of our stabilized properties’ operating performance. Other REITs may calculate Same Store NOI differently and our calculation should not be compared to that of other REITs. Definitions - Other Annualized Lease Revenue (“ALR”): ALR is the sum of (i) annualized rental payments (defined as base rent plus operating expense reimbursements, excluding rental abatements) for executed and commenced leases as well as leases executed but not yet commenced for vacant space, and (ii) annualized parking revenues, payable either under the terms of an executed lease or vendor contract. ALR excludes rental payments for executed leases that have not yet commenced for space covered by an existing lease. Maintenance Capital: Capital expenditures incurred to maintain the building structure and functionality, and to lease space at our properties in their current condition. Maintenance capital excludes capital for recent acquisitions and first generation leasing. Investment Capital: Capital expenditures incurred to lease space to first generation tenants; to lease space that has been vacant for more than one year; to expand or repurpose building functionality in our existing portfolio; and to bring properties up to our ownership standards. We establish our ownership standards based on Class A office property characteristics typical for the respective local market, including level of finishes, systems, accessibility, and defined market presence. All costs incurred within 36 months of acquisition are considered Investment Capital. Supplemental Information - Q4 2019 36